CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Allowance for doubtful accounts receivable (in dollars)	$ 2,146	$ 1,461
Ordinary shares, par value (in dollars per share)	$ 0.01	$ 0.01
Ordinary shares, shares authorized	100,000,000	100,000,000
Ordinary shares, shares issued	49,332,510	49,159,897
Ordinary shares, shares outstanding	37,975,803	40,562,784
Treasury stock, shares	11,356,707	8,597,113